Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Shareholder Voting Results                                        9
      Financial Information
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             16
         Statement of Assets and Liabilities                           18
         Statement of Operations                                       19
         Statements of Changes in Net Assets                           20
         Notes to Financial Statements                                 21









Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth and Tax Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.









                          USAA Family of Funds Summary

          Fund                                                 Minimum
       Type/Name                        Volatility            Investment
       ---------                        ----------            ----------


CAPITAL APPRECIATION
================================================================================
 Aggressive Growth                      Very high               $3,000
 Emerging Markets                       Very high               $3,000
 First Start Growth                     Moderate to high        $3,000
 Gold                                   Very high               $3,000
 Growth                                 Moderate to high        $3,000
 Growth & Income                        Moderate                $3,000
 International                          Moderate to high        $3,000
 S&P 500(Registered Tademark) Index     Moderate                $3,000
 Science & Technology                   Very high               $3,000
 Small Cap Stock                        Very high               $3,000
 World Growth                           Moderate to high        $3,000

ASSET ALLOCATION
================================================================================
 Balanced Strategy                      Moderate                $3,000
 Cornerstone  Strategy                  Moderate                $3,000
 Growth and Tax Strategy                Moderate                $3,000
 Growth Strategy                        Moderate to high        $3,000
 Income Strategy                        Low to moderate         $3,000

INCOME - TAXABLE
================================================================================
 GNMA                                   Low to moderate         $3,000
 High-Yield
  Opportunities                         High                    $3,000
 Income                                 Moderate                $3,000
 Income Stock                           Moderate                $3,000
 Intermediate-Term
  Bond                                  Low to moderate         $3,000
 Short-Term Bond                        Low                     $3,000

INCOME - TAX EXEMPT
================================================================================
 Long-Term                              Moderate                $3,000
 Intermediate-Term                      Low to moderate         $3,000
 Short-Term                             Low                     $3,000
 State Bond Income                      Moderate                $3,000

MONEY MARKET
================================================================================
 Money Market                           Very low                $3,000
 Tax Exempt
  Money Market                          Very low                $3,000
 Treasury Money
  Market Trust                          Very low                $3,000
 State Money Market                     Very low                $3,000



Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here]

As I write this message, I am also in the process of preparing to lead a panel on personal finance at the Greater San Antonio Chamber of Commerce's annual conference on economic development. As we enter 2000, I have asked my fellow panelists to look back to what they consider to be the key lessons they have learned in careers that all span at least 25 years in investments.

The incident and the person I have chosen is the visit of a well-known equity strategist from one of the major investment bankers to San Antonio in the spring of 1982. I should remind you what the spring of 1982 was like. The market had not yet shaken off the effects of repeated, arbitrary increases in the price of oil; the roaring inflation which followed; and the highest U.S. interest rates since the Civil War. Stocks and bonds had not yet come off their worst performance since World War II. Against this backdrop, that well-known equity strategist delivered a magnificent after-dinner presentation. He plucked facts and figures from a wide variety of sources and wove them into a compelling argument. His conclusion was clear: "Stay out of this market!" He was brilliant.

He was dead wrong. That summer saw the beginning of the greatest bull market for both stocks and bonds in U.S. history.

This incident has greatly influenced my thinking and my career. It taught me these things:

       - It is best to base investment strategy on something other than a forecast of the market.

       - If you insist on forecasting the market, it doesn't help to make the little calls. You absolutely must be right at times like spring of 1982.

       - If you use an asset allocation approach to investing, your chances of being in at a major turning point are 100%.

That is why I believe in the asset allocation approach of our strategy funds.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board




Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.









Investment Review

USAA GROWTH AND TAX STRATEGY FUND

OBJECTIVE: Conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

TYPES OF INVESTMENTS: Invests principally in tax-exempt bonds and money market instruments and blue chip stocks.
--------------------------------------------------------------------------------
                                           11/30/99              5/31/99
--------------------------------------------------------------------------------
  Net Assets                            $261.0 Million       $252.4 Million
  Net Asset Value Per Share                 $17.03               $16.66
--------------------------------------------------------------------------------
Average Annual Total Returns and 30-Day SEC Yield* as of 11/30/99
--------------------------------------------------------------------------------
         5/31/99                                                 30-Day
      to 11/30/99(+)  1 Year       5 Years       10 Years       SEC Yield
          3.67%       10.22%       13.84%         10.00%          2.83%
--------------------------------------------------------------------------------
* Calculated as prescribed by the  Securities and Exchange  Commission.

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.









CUMULATIVE PERFORMANCE COMPARISON


A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the Lehman Brothers Municipal Bond Index for the period of 11/30/89 through 11/30/99. The data points from the graph are as follows:

            USAA Growth & Tax       Lehman
              Strategy Fund          Index
              -------------         -------

11/30/89       $10,000              $10,000
05/31/90        10,073               10,273
11/30/90        10,085               10,770
05/31/91        10,971               11,308
11/30/91        11,216               11,875
05/31/92        11,861               12,419
11/30/92        12,175               13,066
05/31/93        13,232               13,905
11/30/93        13,802               14,514
05/31/94        13,723               14,248
11/30/94        13,559               13,752
05/31/95        15,195               15,547
11/30/95        16,416               16,351
05/31/96        17,415               16,257
11/30/96        18,807               17,312
05/31/97        19,889               17,603
11/30/97        21,400               18,553
05/31/98        22,923               19,255
11/30/98        23,522               19,993
05/31/99        25,009               20,154
11/30/99        25,928               19,779

Data from 11/30/89 through 11/30/99


The graph illustrates how a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund outperforms its benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.









Message from the Managers


[Photograph of portfolio managers: Clifford A. Gladson, CFA (Tax-Exempt Bonds and Tax-Exempt Money Market Instruments); John W. Saunders, Jr., CFA (Allocation Manager); and Patrick O'Hare, CFA (Blue Chip Stocks) appears here.]


FUND OVERVIEW

The USAA Growth and Tax Strategy Fund was the first mutual fund to combine tax-exempt securities with common stocks in a balanced format. The Fund was first offered to investors on January 11, 1989, so it has over ten years of history.

Under Internal Revenue Service rules, the Fund must have at least 50% of its assets invested in tax-exempt securities at the end of each fiscal quarter in order to pass the tax-exempt income through to its shareholders. Therefore, the Fund never had the traditional 60% common stocks, 40% bonds investment mix normally associated with a "balanced" fund. In fact, the Fund had the reverse mix of 60% bonds, 40% common stocks until October 1997. Since then, the common stock target has been 41-49% with the remainder in tax-exempt securities.

The Fund is intended to be a complete but conservative investment for shareholders seeking a good level of tax-exempt income with exposure to common stocks. The stock component provides capital gains potential to offset the impact of inflation on assets and income.

The Fund's 10-year performance record under this format (see performance chart) gives an indication of how this combination has worked. Of course, past performance is no guarantee of future results.

The Fund's investment categories were rebalanced within their respective ranges in November. On November 30, 1999, the end of this reporting period, portfolio mix as a percentage of net assets was 45.7% in tax-exempt bonds, 47.7% in blue chip stocks, and 7.0% in tax-exempt money market instruments.

TAX-EXEMPT BONDS

Over the last six months, interest rates for municipal bonds rose sharply. The yield of the Bond Buyer 40-Bond Index (BBI40) - the industry standard for long-term, investment-grade municipal bonds - went from 5.35% on June 1, 1999, up to 6.05% on November 30, 1999. While the increase in rates caused bond prices to decline, it also provided an opportunity to purchase bonds that improved the tax-exempt distribution yield of the portfolio. The rise in municipal yields reflected the credit market's concern that the domestic economy was growing at a rate that could lead to price inflation. In addition, the Federal Reserve (the
Fed), concerned that tight labor markets might produce wage inflation, raised short-term interest rates three times. Even though domestic economic growth and employment remained rather strong, inflation continued to run below 3%. The credit market is now trying to determine if the actions of the Fed have been sufficient to slow the pace of growth in the domestic economy and keep inflation in check.


NEW PORTFOLIO MANAGER

On November 1, 1999, Cliff Gladson assumed management of the tax-exempt bonds and tax-exempt money market instruments. Cliff has a wealth of municipal securities experience, having managed tax-exempt money market funds in the past and currently managing the tax-exempt USAA Short-Term and Intermediate-Term Funds. Both of those funds received an Overall Star Rating of five stars in the tax-exempt bond fund category from Morningstar Rating(Trade Mark) for the period ending November 30, 1999. The previous manager of your Fund, Ken Willmann, has moved into senior management of USAA Investment Management Company.


BLUE CHIP STOCKS

With the backdrop of higher rates, most stocks had a difficult time. In fact, only the technology and communications sectors outperformed the S&P 500 during the period. Seven of the 11 sectors comprising the S&P 500 actually had negative returns during the period.

The equity portion of the portfolio performed well as a result of being overweighted in technology. In particular, the Fund was helped by owning Applied Materials, Texas Instruments, Cisco Systems, Intel, Dell Computer, and Microsoft. Selected health care names performed well, especially Merck, Bristol-Myers Squibb, and Medtronic. The Fund benefited from owning Home Depot, Wal-Mart, and Dayton Hudson. The Fund's position in Sprint Corporation performed well as the company agreed to be purchased by MCI Worldcom. Other stocks performing well during the period were Morgan Stanley Dean Witter & Co., Citigroup, and General Electric.

The Fund was hurt by its position in energy stocks, in particular, Halliburton and Texaco. Several capital goods stocks performed poorly including Caterpillar, Tyco International, United Technologies, and Boeing. Other stocks that hurt the Fund were Allstate, Ford, and American Home Products.

OUTLOOK FOR EQUITIES

Until it is clear that the Fed has stopped raising rates, we believe that the markets will continue to trade in a narrow range. This will make owning the right stocks increasingly important. We continue to favor technology stocks that are benefiting from strong industry fundamentals. In particular, we believe that companies exposed to the Internet infrastructure and to wireless communications may continue to do well. We also continue to favor the health care area, despite the uncertainty surrounding Medicare reform and the potential for a prescription drug benefit for Medicare recipients.

Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk-adjusted performance as of November 30, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's three-, five-, and ten-year ratings, as applicable. The USAA Intermediate-Term Fund and the USAA Short-Term Fund both received five stars for the three-, five-, and ten-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. The Funds were rated among 1,611, 1,241, and 375 funds in the municipal bond fund category for the three-, five-, and ten-year periods, respectively.

--------------------------------------------------------------------------------
                       Tax-Exempt Securities
                          Top 5 Holdings
                        (% of Net Assets)
--------------------------------------------------------------------------------
   Michigan - Hospital Finance Auth. RB Series 1999A                      4.7
   New York - Transportation Finance Auth. RB, Series                     3.0
   New York - Medical Care Facilities Finance Agency RB, Series 1995A     2.5
   Connecticut - Mashantucket (Western) Pequot Tribe RB, Series 1977B     2.1
   Texas - Lewisville RB, Series 1998B                                    2.1
--------------------------------------------------------------------------------



See page 10 for a complete listing of the portfolio of investments.






------------------------------------
          Blue Chip Stocks
           Top 5 Holdings
         (% of Net Assets)
------------------------------------
  Cisco Systems                  4.6
  Microsoft                      3.2
  Texas Instruments Inc.         2.8
  Intel                          2.4
  Bristol-Myers Squibb           2.1
------------------------------------


------------------------------------
          Top 10 Industries
          (% of Net Assets)
------------------------------------
  Hospital                      15.1
  Nursing / CCRC                 9.8
  Electronics - Semiconductors   5.2
  Computers - Networking         4.6
  Single-Family Housing          4.3
  Financial - Diversified        4.1
  Special Assessment / Tax       3.4
  Health Care - Diversified      3.4
  Computers - Software & Service 3.2
  Escrowed Bonds                 3.1
------------------------------------




                               ASSET ALLOCATION
                                   11/30/99

A pie chart is shown here depicting the Asset Allocation as of November 30, 1999 of the USAA Growth and Tax Strategy Fund to be:

Blue Chip Stocks - 47.7%; Tax-Exempt Bonds - 45.7%; and Tax-Exempt Money Market Instruments - 7.0%.

Percentages  are of the net  assets  in the  portfolio  and may or may not equal
100%.



See page 10 for a complete  listing of the portfolio of investments.

Income may be subject to federal, state, or local taxes, or to the alternative minimum tax.









Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Investment Trust (the Trust) for proposals 1 and 2.

1  Proposal to elect Trustees as follows:

     Trustees                     Votes For             Votes Withheld
     Robert G. Davis              181,888,787              2,690,901
     Michael J.C. Roth            181,881,641              2,698,047
     David G. Peebles             181,888,787              2,690,901
     Robert L. Mason              181,888,787              2,690,901
     Michael F. Reimherr          181,883,427              2,696,261
     Richard A. Zucker            181,875,813              2,696,966
     Barbara B. Dreeben           181,883,427              2,696,261

John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office will terminate on December 31, 1999.

2 Proposal to ratify the selection by the Board of Trustees of KPMG LLP as auditors for the Trust for the fiscal year ending May 31, 2000.

                            Number of Shares Voting
--------------------------------------------------------------------------------
            For                     Against                  Abstain

         179,181,697               2,930,888                2,467,103







USAA GROWTH AND TAX STRATEGY FUND
PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)
                                                                          Market
  Number                                                                  Value
of Shares                       Security                                  (000)
--------------------------------------------------------------------------------

                        BLUE CHIP STOCKS (47.7%)

            Advertising/Marketing (0.7%)
   19,600   Omnicom Group, Inc.                                         $  1,727
--------------------------------------------------------------------------------
            Aerospace/Defense (0.7%)
   43,000   Boeing Co.                                                     1,755
--------------------------------------------------------------------------------
            Automobiles (0.5%)
   26,400   Ford Motor Co.                                                 1,333
--------------------------------------------------------------------------------
            Banks - Major Regional (1.4%)
   22,800   PNC Bank Corp.                                                 1,271
   32,300   State Street Corp.                                             2,372
--------------------------------------------------------------------------------
                                                                           3,643
--------------------------------------------------------------------------------
            Banks - Money Center (0.6%)
   11,200   J. P. Morgan & Co., Inc.                                       1,473
--------------------------------------------------------------------------------
            Beverages - Alcoholic (0.5%)
   17,400   Anheuser-Busch Companies, Inc.                                 1,302
--------------------------------------------------------------------------------
            Beverages - Nonalcoholic (0.9%)
   33,600   Coca-Cola Co.                                                  2,262
--------------------------------------------------------------------------------
            Broadcasting - Radio & TV (0.7%)
   37,400   CBS Corp. *                                                    1,945
--------------------------------------------------------------------------------
            Chemicals (0.5%)
   12,200   Dow Chemical Co.                                               1,429
--------------------------------------------------------------------------------
            Chemicals - Diversified (1.3%)
   80,000   Monsanto Co.                                                   3,375
--------------------------------------------------------------------------------
            Computer - Hardware (0.6%)
   35,000   Dell Computer Corp. *                                          1,505
--------------------------------------------------------------------------------
            Computer - Networking (4.6%)
  134,400   Cisco Systems, Inc. *                                         11,987
--------------------------------------------------------------------------------
            Computer Software & Service (3.2%)
   90,400   Microsoft Corp. *                                              8,231
--------------------------------------------------------------------------------
            Drugs (1.3%)
   42,800   Merck & Co., Inc.                                              3,360
--------------------------------------------------------------------------------
            Electrical Equipment (1.9%)
   38,200   General Electric Co.                                           4,966
--------------------------------------------------------------------------------
            Electronics - Semiconductors (5.2%)
   80,000   Intel Corp.                                                    6,135
   77,000   Texas Instruments, Inc.                                        7,397
--------------------------------------------------------------------------------
                                                                          13,532
--------------------------------------------------------------------------------
            Entertainment (0.6%)
   26,600   Time Warner, Inc.                                              1,641
--------------------------------------------------------------------------------
            Equipment - Semiconductors (0.4%)
    9,600   Applied Materials, Inc. *                                        935
--------------------------------------------------------------------------------
            Finance - Diversified (4.1%)
   11,600   American Express Co.                                           1,755
   79,125   Citigroup, Inc.                                                4,263
   31,600   Fannie Mae                                                     2,105
   21,900   Morgan Stanley Dean Witter & Co. *                             2,642
--------------------------------------------------------------------------------
                                                                          10,765
--------------------------------------------------------------------------------
            Health Care - Diversified (3.4%)
   40,000   American Home Products Corp.                                   2,080
   73,600   Bristol-Myers Squibb Co.                                       5,377
   12,800   Johnson & Johnson, Inc.                                        1,328
--------------------------------------------------------------------------------
                                                                           8,785
--------------------------------------------------------------------------------
            Household Products (1.4%)
   28,400   Colgate-Palmolive Co.                                          1,558
   20,000   Procter & Gamble Co.                                           2,160
--------------------------------------------------------------------------------
                                                                           3,718
--------------------------------------------------------------------------------
            Insurance - Property/Casualty (0.8%)
   82,000   Allstate Corp.                                                 2,147
--------------------------------------------------------------------------------
            Investment Banks/Brokerage (0.2%)
   14,332   Bear Stearns Cos., Inc.                                          585
--------------------------------------------------------------------------------
            Machinery - Diversified (0.4%)
   21,200   Caterpillar, Inc.                                                983
--------------------------------------------------------------------------------
            Manufacturing - Diversified Industries (0.8%)
   24,600   Tyco International Ltd.                                          985
   20,600   United Technologies Corp.                                      1,164
--------------------------------------------------------------------------------
                                                                           2,149
--------------------------------------------------------------------------------
            Medical Products & Supplies (0.5%)
   34,200   Medtronic, Inc.                                                1,330
--------------------------------------------------------------------------------
            Oil - International Integrated (2.1%)
   30,000   Mobil Corp.                                                    3,129
   40,000   Texaco, Inc.                                                   2,438
--------------------------------------------------------------------------------
                                                                           5,567
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (0.6%)
   39,500   Halliburton Co.                                                1,528
--------------------------------------------------------------------------------
            Paper & Forest Products (0.2%)
   11,800   International Paper Co.                                          616
--------------------------------------------------------------------------------
            Retail - Building Supplies (0.7%)
   24,800   Home Depot, Inc.                                               1,961
--------------------------------------------------------------------------------
            Retail - General Merchandising (2.2%)
   25,700   Dayton Hudson Corp.                                            1,814
   66,500   Wal-Mart Stores, Inc.                                          3,832
--------------------------------------------------------------------------------
                                                                           5,646
--------------------------------------------------------------------------------
            Retail - Specialty Apparel (0.3%)
   18,675   Gap, Inc.                                                        756
--------------------------------------------------------------------------------
            Telecommunications - Long Distance (2.7%)
   21,300   MCI WorldCom, Inc. *                                           1,761
   75,200   Sprint Corp.                                                   5,217
--------------------------------------------------------------------------------
                                                                           6,978
--------------------------------------------------------------------------------
            Telephones (1.7%)
   86,500   SBC Communications Corp.                                       4,493
--------------------------------------------------------------------------------
            Total blue chip stocks (cost: $58,239)                       124,408
--------------------------------------------------------------------------------



  Principal                                                                                   Market
   Amount                                                   Coupon                            Value
   (000)                  Security                           Rate            Maturity         (000)
----------------------------------------------------------------------------------------------------
                       TAX-EXEMPT SECURITIES (52.7%)
                          TAX-EXEMPT BONDS (45.7%)
           Alabama (1.6%)
$   4,700  Baldwin County Health Care Auth. RB,
             Series 1998                                     5.75%          4/01/2027       $ 4,062

           Arkansas (1.4%)
    2,500  Conway Health Facilities Board Hospital RB,
             Series 1999A                                    6.40           8/01/2029         2,482
    1,300  Little Rock Capital Improvement RB,
             Series 1998A                                    5.80           1/01/2023         1,218

           Connecticut (2.9%)
    2,500  Development Auth. First Mortgage RB,
             Series 1997                                     5.80           4/01/2021         2,235
    6,000  Mashantucket (Western) Pequot Tribe RB,
             Series 1997B(e)                                 5.75           9/01/2027         5,469

           Illinois (2.1%)
    5,500  Health Facilities Auth. RB, Series 1996           6.38           1/01/2015         5,362

            Indiana (2.8%)
    4,780   Fifth Avenue Housing Development Corp.
              MFH RB, Series 1993A                           7.25           7/01/2025         5,008
    2,500   LaPorte County Hospital Auth. RB                 6.00           3/01/2023         2,358

            Louisiana (1.1%)
    3,080   Public Facilities Auth. SFM RB,
              Series 1997B                                   5.75           8/01/2031         2,925

            Maine (0.2%)
      500   Housing Auth. SFH RB, Series 1994C-1(d)          6.50          11/15/2011           510

            Massachusetts (1.5%)
    4,500   Industrial Finance Agency RB,
              Series 1997B (LOC)                             5.50           5/15/2027         3,975

            Michigan (8.1%)
    4,000   Hospital Finance Auth. RB, Series 1996           6.25          10/01/2027         3,753
   12,500   Hospital Finance Auth. RB, Series 1999A          6.13          11/15/2026        12,289
    5,460   Strategic Fund RB, Series 1997A                  5.75           8/01/2019         5,209

            Missouri (1.1%)
    3,000   Health and Educational Facilities Auth. RB,
              Series 1997                                    5.88           2/01/2023         2,816

            Montana (1.3%)
    3,600   Health Facilities Auth. RB, Series 1996          6.38           6/01/2018         3,460

            New Jersey (1.3%)
    3,750   Economic Development Auth. RB,
              Series 1997A                                   5.88          12/01/2026         3,345

            New York (6.6%)
    3,000   Dormitory Auth. RB, (INS) (1),(c)                6.00           7/01/2020         2,967
    5,850   Medical Care Facilities Finance Agency RB,
              Series 1995A (PRE) (d)                         6.85           2/15/2017         6,492
    8,000   New York City Transitional Finance Auth. RB,
              Series 1999A                                   5.75           8/15/2024         7,758

            Oklahoma (1.0%)
    2,695   Valley View Hospital Auth. RB, Series 1996       6.00           8/15/2014         2,531

            Oregon (1.2%)
    3,420   Clackamas County Hospital Facility Auth. RB,
              Series 1997                                    6.30          11/01/2021         3,254

            Pennsylvania (1.9%)
    3,240   Philadelphia Gas Works RB, 14th Series           6.38           7/01/2026         3,211
    1,545   Philadelphia Gas Works RB, 14th
              Series (PRE)                                   6.38           7/01/2026         1,656

            Rhode Island (2.1%)
    5,200   Housing and Mortgage Finance Corp. SFH RB,
              Series 15-A                                    6.85          10/01/2024         5,361

            Texas (5.6%)
    3,410   Fort Worth Higher Education Finance Corp. RB,
              Series 1997A                                   6.00          10/01/2016         3,296
    5,675   Lewisville RB, Series 1998 (INS) (2)             5.80           9/01/2025         5,465
    2,100   North Central Health Facilities Development
              Corp. RB, Series 1996                          6.30           2/15/2015         2,053
   30,270   Northwest Independent School District GO,
              Series 1997 (NBGA) (b)                         6.38           8/15/2032         3,915

            Wisconsin (1.9%)
    3,000   Health and Educational Facilities Auth. RB,
              Series 1998                                    5.75           7/01/2028         2,498
    2,335   Housing and Economic Development Auth. SFH
              RB, Series 1992A (d)                           7.10           3/01/2023         2,412
---------------------------------------------------------------------------------------------------
            Total tax-exempt bonds (cost: $121,100)                                         119,345
---------------------------------------------------------------------------------------------------
                           TAX-EXEMPT MONEY MARKET INSTRUMENTS (7.0%)

            Alabama (0.3%)
      900   Phenix City IDB RB, Series 1985 (LOC) (a)        3.75          12/01/2015           900

            Florida (1.1%)
    2,800   St. Lucie County PCRB, Series 1995 (a)           3.80           3/01/2027         2,800

            Kansas (0.9%)
    2,300   Development Finance Auth. RB,
              Series 1998BB (LOC) (a)                        3.70          11/15/2028         2,300

            Michigan (1.2%)
    3,200   Jackson County Economic Development Corp.
              RB, Series 1997 (LOC) (a)                      3.70           6/01/2027         3,200

            Minnesota (1.0%)
    1,620   Cohasset RB, Series 1997A (LOC) (a)              3.70           6/01/2020         1,620
      900   Duluth Economic Development Auth. Health
              Facilities RB, Series 1997 (LOC) (a)           3.70           6/01/2019           900

            Missouri (0.8%)
    2,200   State Health and Educational Facilities
              Auth. RB, Series 1996A (LOC) (a)               3.70           6/01/2026         2,200

            New York (0.7%)
    1,800   New York City GO, Series 1994A-4 (LOC) (a)       3.70           8/01/2021         1,800

            Texas (1.0%)
      600   Gulf Coast Waste Disposal Auth. PCRB,
              Series 1992 (a)                                3.60          10/01/2017           600
    2,015   Port Arthur Navigation District IDC PCRB,
              Series 1985 (LOC) (a)                          3.85           5/01/2003         2,015
---------------------------------------------------------------------------------------------------
            Total tax-exempt money market instruments (cost: $18,335)                        18,335
---------------------------------------------------------------------------------------------------
            Total tax-exempt securities (cost: $139,435)                                    137,680
---------------------------------------------------------------------------------------------------
            Total investments (cost: $197,674)                                             $262,088
===================================================================================================









USAA GROWTH AND TAX STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1999
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.



PORTFOLIO DESCRIPTION ABBREVIATIONS

   IDB     Industrial Development Board
   IDC     Industrial Development Corporation
   GO      General Obligation
   MFH     Multi-Family Housing
   PCRB    Pollution Control Revenue Bond
   RB      Revenue Bond
   SFH     Single-Family Housing
   SFM     Single-Family Mortgage

CREDIT ENHANCEMENTS - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

   (PRE)   Prerefunded to a date prior to maturity.
   (LOC)   Enhanced by a bank letter of credit.
   (NBGA)  Enhanced by a non-bank guarantee agreement.
   (INS)   Scheduled principal and interest payments are insured by:
           (1) Asset Guaranty Insurance Co.
           (2) ACA Financial Guaranty Corp.


SPECIFIC NOTES

(a) Variable-rate demand notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. In bond funds, the effective maturity is the next put date.

(b) Zero coupon security - the rate represents the effective yield at date of purchase. These securities represented 1.5% of the Fund's net assets.

(c) At November 30, 1999, the cost of securities purchased on a delayed-delivery basis was $3.0 million.

(d)  At  November  30,  1999,   these   securities   were  segregated  to  cover
delayed-delivery purchases.

(e) These securities are exempt from registration under the Securities Act of 1933 and have been determined to be liquid by management. Any resale of these securities may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. These securities represented 2.10% of net assets.

*  Non-income producing securities.



See accompanying notes to financial statements.








USAA GROWTH and TAX STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1999
(Unaudited)



ASSETS

   Investments in securities, at market value
     (identified cost of $197,674)                                    $262,088
   Cash                                                                    115
   Receivables:
      Capital shares sold                                                   62
      Dividends and interest                                             1,991
                                                                      --------
         Total assets                                                  264,256
                                                                      --------

LIABILITIES

   Securities purchased                                                  2,998
   Capital shares redeemed                                                  88
   USAA Investment Management Company                                      107
   USAA Transfer Agency Company                                             25
   Accounts payable and accrued expenses                                    35
                                                                      --------
         Total liabilities                                               3,253
                                                                      --------
            Net assets applicable to capital shares outstanding       $261,003
                                                                      ========

REPRESENTED BY:

   Paid-in capital                                                    $194,751
   Accumulated undistributed net investment income                       1,298
   Accumulated net realized gain on investments                            540
   Net unrealized appreciation of investments                           64,414
                                                                      --------
            Net assets applicable to capital shares outstanding       $261,003
                                                                      ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                      15,322
                                                                      ========
   Net asset value, redemption price, and offering price per share    $  17.03
                                                                      ========


See accompanying notes to financial statements.









USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1999
(Unaudited)


Net investment income:
   Income:
      Dividends                                                           $  651
      Interest                                                             3,817
                                                                          ------
         Total income                                                      4,468
                                                                          ------
   Expenses:
      Management fees                                                        640
      Transfer agent's fees                                                  146
      Custodian's fees                                                        39
      Postage                                                                 27
      Shareholder reporting fees                                               9
      Trustees' fees                                                           2
      Registration fees                                                       32
      Professional fees                                                       14
      Other                                                                    3
                                                                          ------
         Total expenses                                                      912
                                                                          ------
            Net investment income                                          3,556
                                                                          ------
Net realized and unrealized gain on investments:
   Net realized gain on investments                                          540
   Change in net unrealized appreciation/depreciation of investments       5,261
                                                                          ------
            Net realized and unrealized gain                               5,801
                                                                          ------
Increase in net assets resulting from operations                          $9,357
                                                                          ======


See accompanying notes to financial statements.










USAA GROWTH AND TAX STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1999, and year ended May 31, 1999
(Unaudited)

                                                        11/30/99       5/31/99
                                                      --------------------------



From operations:
   Net investment income                               $  3,556       $  6,832
   Net realized gain on investments                         540          6,275
   Change in net unrealized appreciation/depreciation
      of investments                                      5,261          7,365
                                                       -------------------------
      Increase in net assets resulting from operations    9,357         20,472
                                                       -------------------------
Distributions to shareholders from:
   Net investment income                                 (3,492)        (6,836)
                                                       -------------------------
   Net realized gains                                       (55)        (8,587)
                                                       -------------------------
From capital share transactions:
   Proceeds from shares sold                             13,369         31,150
   Shares issued for dividends reinvested                 3,199         14,143
   Cost of shares redeemed                              (13,817)       (27,304)
                                                        ------------------------
      Increase in net assets from capital share
        transactions                                      2,751         17,989
                                                        ------------------------
Net increase in net assets                                8,561         23,038
Net assets:
   Beginning of period                                  252,442        229,404
                                                       -------------------------
   End of period                                       $261,003       $252,442
                                                       =========================
Undistributed net investment income included in net
   assets:
   End of period                                       $  1,298       $  1,234
                                                       =========================
Change in shares outstanding:
   Shares sold                                              797          1,906
   Shares issued for dividends reinvested                   194            871
   Shares redeemed                                         (823)        (1,689)
                                                       -------------------------
      Increase in shares outstanding                        168          1,088
                                                       =========================



See accompanying notes to financial statements.









USAA GROWTH AND TAX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1999
(Unaudited)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type;
indications as to values from dealers in securities; and general market conditions.

5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term taxable securities, original issue discounts on all securities, and premiums on long-term tax-exempt securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1999.


(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1999, were $99.5 million and $105.1 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1999, were $67.8 million and $3.4 million, respectively.


(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended November 30, 1999, was $7,538.


(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) YEAR 2000

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                     Six-month
                                   Period Ended
                                   November 30,                    Year Ended May 31,
                                   -------------------------------------------------------------------
                                       1999        1999        1998       1997     1996       1995
                                   -------------------------------------------------------------------

Net asset value at
   beginning of period             $  16.66     $  16.31   $  15.14   $  14.11  $  12.82  $  12.32
Net investment income                   .23          .47        .50        .52       .51       .49
Net realized and
   unrealized gain                      .37          .96       1.72       1.39      1.32       .76
Distributions from net
   investment income                   (.23)        (.48)      (.51)      (.52)     (.51)     (.48)
Distributions of realized
   capital gains                        -           (.60)      (.54)      (.36)     (.03)     (.27)
                                   -------------------------------------------------------------------
Net asset value at
   end of period                   $  17.03     $  16.66   $  16.31   $  15.14  $  14.11  $  12.82
                                   ==================================================================
Total return (%) *                     3.67         9.10      15.26      14.21     14.61     10.73
Net assets at end of
   period (000)                    $261,003     $252,442   $229,404   $185,504  $160,390  $134,538
Ratio of expenses to
   average net assets (%)               .71(a)       .69        .71        .74       .82       .80
Ratio of net investment
   income to average net
   assets (%)                          2.78(a)      2.89       3.22       3.66      3.79      4.02
Portfolio turnover (%)                40.88        63.42      65.58(b)  194.21(b) 202.55(b) 265.52(b)


  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) At times, the Fund has simultaneously purchased and sold the same securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been:

                      Six-Month
                    Period Ended
                    November 30,              Year Ended May 31,
                    ------------------------------------------------------------
                        1999      1999      1998       1997      1996      1995
                    ------------------------------------------------------------
Portfolio turnover (%)   n/a       n/a     31.58      52.97      61.98    131.28
Purchases and sales
   of this type are
   as follows:
Purchases (000)          n/a       n/a   $68,958   $220,402   $192,239  $234,367
Sales (000)              n/a       n/a   $69,044   $220,683   $192,490  $234,669





Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

Internet Access
usaa.com(Service Mark)

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777